                             SUBSCRIPTION AGREEMENT


                  THE SECURITIES WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THEY MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION FROM REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.


         You (the "Subscriber") hereby agree to purchase, and Multi-Media Tutorial Service, Inc., a Delaware corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, a convertible subordinated note of the Company in the principal amount of $100,000.00 and in the form annexed as Exhibit B (the "Note"), convertible in accordance with the terms thereof into shares of the Company's common stock (the "Company Shares"). (The Company Shares are sometimes referred to herein as the "Shares"). (The Note and the Company Shares are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Note against payment, by wire transfer or bank cashier's check, of the principal amount of the Note.

                  The following terms and conditions shall apply to this subscription.

                  1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

                           2.       Information on Company.  The Subscriber has
been furnished with and has read the Company's registration statement on Form S-1 declared effective by the Securities and Exchange Commission on April 13, 1995, and all of its Forms 10-Q and 8-K reports filed subsequent thereto, (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such


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other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

                           3.       Information on Subscriber.  The Subscriber
is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the

Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.

                           4.       Site and Condition of Sale.  The Subscriber
is not a U.S. Person (as that term is defined in Exhibit A attached hereto). The Subscriber acknowledges that the Company has not solicited this offer to purchase the Securities within the United States and that the sale of the Note and conversion into the Shares will not take place within the United States (for this purpose, the "United States" means the Unites States of America, its territories and possessions, and any state of the United States and the District of Columbia). The Subscriber also acknowledges that the Securities have not been registered under the laws of any other country or jurisdiction and that the Company takes no responsibility for complying with any such laws.

                           5.       Investment Intent.  The Subscriber is
subscribing for the Securities for its own account and benefit and not as a nominee or for the account of any other person or entity. The Subscriber has no present intention of selling or distributing the Securities or any part thereof. The Subscriber has sufficient financial resources to hold the Securities for an indefinite period of time.

                           6.       No Market Manipulation; Short Sales.  The
Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in a manipulation of the price of the Company Shares (including making, or causing to be made, any short sales of the Company's common stock) in order to facilitate the sale or resale of the Company Shares or affect the price at which such shares are purchasable upon conversion of the Note.

                           7.       No Offer in United States.  No offer to buy
the Securities was made to the Company by the Subscriber in the United States.

                           8.       No Pre-Arranged Transaction.  The
transactions contemplated by this Agreement:

                                    0.0.0.1.Have not been pre-arranged with a
purchaser who is in the United States or is a U.S. Person; and


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                                    0.0.0.2. are not part of a plan or scheme to
evade the registration provisions of the Securities and Exchange Act of 1933
(the "Act").

                           (h)      No Directed Selling Efforts in Regard to
this Transaction. To the best knowledge of the Subscriber, neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Preferred Stock.

                           0.0.0.2.1.        Company Representations and
Warranties.   The  Company represents and warrants to and agrees with the
Subscriber that:

                           0.0.0.2.2.       Due Incorporation.  The Company and
each of its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware.

                           0.0.0.2.3.       Outstanding Stock.  All issued and
outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                           0.0.0.2.4.       Authority; Enforceability.  This
Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

                           0.0.0.2.5.       Additional Issuances.      There are
no outstanding agreements or preemptive or similar rights affecting the Company's common stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information, or with respect to Existing Option Obligations, as defined in paragraph 2.1(e)D of the Note, attached hereto.

                           0.0.0.2.6.       Consents.  No consent, approval,
authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates is required for execution of this Agreement, including, without limitation, issuance and sale of the Note and the issuance of the Shares upon any conversion of the Note or the performance of obligations hereunder.

                           0.0.0.2.7.       No Violation or Conflict.  Assuming
the representations and warranties of the Subscriber in paragraph 1 are true and

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correct and the Subscriber complies with its obligations under this Agreement, neither the sale of the Note nor any conversion of the Note, nor the issuance of the Company Shares upon any conversion of the Note nor the performance of its obligations under this Agreement by the Company will:


                            0.0.0.3.        violate, conflict with, result in a
breach of, or constitute a default (or an event which with the giving of notice of the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

                                    0.0.0.4.  result in the creation or
imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.




                           0.0.0.4.1.       The Securities.  The Securities upon
issuance:

                                    0.0.0.5.  are, or will be, free and clear of
any security interests, liens, claims or other encumbrances;

                                    0.0.0.6. have been, or will be, duly and
validly authorized and on the date of issuance (hereinafter the "Closing Date") or the Conversion Date as such term is defined in the Note (hereinafter the "Conversion Date"), as the case may be, the Note and Shares issuable upon conversion of the Note, will be duly and validly issued, fully paid and nonassessable;

                                    0.0.0.7. will not have been issued or sold
in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                                    0.0.0.8.  will not subject the holders
thereof to personal liability by reason of being such holders; and

                                    0.0.0.9.   the Company Shares, are quoted
on, and to the best knowledge of Company will be, at the completion of the Restricted Period, eligible for trading on, the National Association of Securities Dealers Automated Quotations Systems ("NASDAQ") SmallCap Market.

                           0.0.0.9.1.       Litigation.  There is no pending or,
to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would materially affect the execution by the Company or the performance by the Company of its obligations under this Agreement.

                           (i)No Directed Selling Efforts in Regard to this
Transaction. Neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Preferred Stock.

                           (j)No Market Manipulation.  The Company has not
taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Company Shares or affect the price at which the Company Shares are purchasable upon conversion of the Note.

                           (k)Reporting Company.  The Company is a publicly-held
company whose common stock is (and has been for the past 90 days) registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and is duly listed for trading on The NASDAQ SmallCap Market. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

                           (l)Information Concerning Company.  The Reports and
Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements set forth in the Reports, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (m)Offer to Buy.  No offer to buy the Note was made
to the Company by any person in the United States.

                           (n)Pre-Arranged Transaction.  The transactions
contemplated by this Agreement:


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                                    (i) have not been pre-arranged with a
purchaser who is in the United States or is a U.S. Person; and

                                    (ii) are not part of a plan or scheme to
evade the registration provisions of the Act.

                           (o)Stop Transfer.  The Company has not issued, and
provided nothing comes to the Company's attention after the closing date that will cause it to believe in good faith that the issuance of the Note or the Shares underlying the Note was in contravention with any United States law, will not issue, any stop transfer order or other order impeding the sale and delivery of the Securities, or any underlying shares.

                           (p)Use of Funds.  To the extent the Subscribers
identified on Schedule A to the Escrow Agreement annexed as Exhibit C hereto collectively purchase Notes in the principal amount of $750,000 or more, then the Company agrees that no more than $250,000 of the sums advanced by the Subscribers to purchase the Note will be used to satisfy any non-trade accounts payable or debt. In the event less than $750,000 of principal Note amount is purchased, then none of the sums advanced will be used to satisfy non-trade accounts payable or debt.

                           (q)Correctness of Representations.  The Company
represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the undersigned prior to the Closing Date on which the undersigned purchases the Note, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

                  0.0.0.9.2. Regulation S Offering. The sale of Securities hereby is being made pursuant to Rule 903(c)(2) of the Regulation S, and is intended to comply with the provisions of Regulation S. The Securities have not been and will not be registered under the Act or under the securities laws of any state or jurisdiction of the United States ("State Laws").

                  0.0.0.9.3. Transfer of Securities. Neither the Note nor the Shares may be transferred or resold to any U.S. Person until the 41st day from the date the Subscriber purchases the Note (the "Restriction Period") and then only in accordance with the Act and applicable State Laws in the opinion of counsel satisfactory to the Company which will not unreasonably be withheld. The Subscriber agrees that it is solely responsible for compliance therewith with respect to any such transfer or resale.

                  0.0.0.9.4. Reverse Split. The Company shall give the Subscriber not less than thirty (30) days' prior written notice of any proposed combination of shares or other reclassification or recapitalization of the common stock resulting in a reduction of the number of Shares issuable upon conversion of the Note, and the Subscriber shall have the right to consult with the Company with respect to such proposed combination or recapitalization.

                  0.0.0.9.5. Legal Fees. On receipt of the purchase price for the Note, the Company shall pay to counsel to the Subscriber its bill for services rendered to the Subscriber in reviewing this Agreement and closing the Note purchase. The maximum legal fees shall be 1% of the principal amount of the Note subscribed for.

                  0.0.0.9.6. Covenants of the Company. The Company covenants and agrees with the Subscriber to:

                           0.0.0.9.7.       continue to comply with all
applicable reporting requirements of the Exchange Act;

                           0.0.0.9.8.       refrain form engaging, and insure
that none of its affiliates will engage, in any Directed Selling Efforts, as defined in Regulation S, with respect to the Securities; and

                           0.0.0.9.9.       advise the Subscriber, promptly
after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending the use of any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  0.0.0.9.10. Covenants of the Company and Subscriber Regarding Indemnifications.

                              0.0.0.10.     The Company agrees to indemnify,
hold harmless, reimburse and defend Subscriber against any claim, costs, expense, liability, obligation, loss or damage (including legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (a) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (b) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder.

                              0.0.0.11.     Subscriber agrees to indemnify, hold
harmless, reimburse and defend the Company at all times against any claim, costs, expense, liability, obligation, loss or damage (including legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder.

                  0.0.0.11.1. Escrow of Shares. In order to fulfill the Company's obligation to deliver the Company Shares upon conversion of the Note, the Company shall, deliver to Barbara R. Mittman, Esq. (the "Escrow Agent"), on the Closing Date, shares of Common Stock of the Company equal to the maximum number of shares the principal of the Note is convertible into based upon the minimum conversion price described in Section 2.1(d) of the Note (the "Escrowed Shares") to be held in escrow. The certificate representing the Escrowed Shares shall not bear a restrictive legend or have a stop transfer order placed against it on the books of the Company's transfer agent. The terms and conditions of escrow shall be set forth in an escrow agreement in the form annexed as Exhibit C hereto (the "Escrow Agreement").






                  0.0.0.11.2. Registration Rights; Procedure; Indemnification.

                           0.0.0.11.3.  Registration Rights.

                           0.0.0.11.4.      If available under the securities
laws in effect on the date of conversion, the shares of Common Stock issuable upon full or partial conversion of the Note shall be issued pursuant to Regulation S of the Securities Act of 1933, as amended, and shall be transferable and assignable pursuant to Regulation S. Provided the shares issued upon the conversion of the Note so qualify, the shares will be issued without any restrictive or other legend. In the event the Common Stock that may be acquired upon conversion of the Note cannot upon issuance, be resold in the United States without any restrictive legend and unless registered under the Securities Act of 1933, as amended (the "Securities Act"):

                           0.0.0.12.        On one occasion, for a period
commencing 41 days after the date hereof, but not later than three years from the date hereof, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's shares issued on the conversion of the Notes, which are still held by the Subscribers on the day the Shares are no longer transferable without any restricting legend (the common stock of the Company issued and issuable on conversion of the Note being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Securities Act covering the Registrable Securities which are the subject of such request. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 20 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section
10.1. As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the

Company reasonably requests and shall enter into an appropriate underwriting agreement with the underwriter(s), if any, of the Registrable Securities. The obligation of the Company under this Section 10.1(a)(i) shall be limited to one registration statement.

                           0.0.0.13.        If the Company at any time proposes
to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities that may be acquired upon exercise of the Note for sale to the public, each such time it will give at least 45 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1 shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 10.1 without thereby incurring any liability to the Seller.

                           0.0.0.14. If, at the time any written request for
registration is received by the Company pursuant to Section 10.1(a)(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(a)(ii) rather than Section 10.1(a)(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by
Section 10.1(a)(ii).

                  0.0.0.14.1. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                              0.0.0.14.0.1. prepare and file with the Securities
and Exchange Commission (the "Commission") a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided):

                              0.0.0.14.0.2. prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all of the

Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                              0.0.0.14.0.3. furnish to the Seller, and to each
underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                              0.0.0.14.0.4. use its best efforts to register or
qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                              0.0.0.14.0.5. list the Registrable Securities
covered by such registration statement with any securities exchange on which the Registrable Securities of the Company is then listed;

                           (f)  immediately notify the Seller and each
underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (g)  make available for inspection by the Seller, any
underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.




                           (h)at the request of the Holder, provided a demand
registration has been made pursuant to section 10.1(a)(i) or 10.1(a)(ii), the shares issuable upon the conversion of the unpaid note will be included in a registration statement filed pursuant to this Section 10.

                  For purposes of this Section 10, the period of distribution of securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, or sooner if the managing underwriter consents, and the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and 120 days after the effective date thereof.

                  In connection with each registration hereunder, the Seller will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to this Section 10 covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  0.0.0.14.0.5.1. Expenses. All expense's incurred by the Company in complying with Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all sellers thereunder may agree.



                  0.0.0.14.0.5.2.  Indemnification and Contribution.

                           0.0.0.14.0.6. In the event of a registration of any
Registrable Securities under the Securities Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                           0.0.0.14.0.7. In the event of a registration of any
of the Registrable Securities under the Securities Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                              0.0.0.14.0.8. Promptly after receipt by an
indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.4(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                              0.0.0.14.0.9. In order to provide for just and
equitable contribution to joint liability under the Securities Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  11. (a)Exclusive Option. For a period of six months from the issue date of the Convertible Note, Subscriber is hereby granted the option of lending to the Company additional sums to be evidenced by convertible notes in the principal amount up to two times the amount of the principal amount of this Convertible Note. The terms of such other convertible note shall be identical to the terms of this Convertible Note except that the Conversion Price described in
Section 2.1(b) of the Convertible Note shall be equal to 75% of the average bid price of the Company's common stock for the five trading days immediately preceding the Subscriber's exercise of the option described in this Section 11(a). The Company agrees to pay commissions and finders fees to the same parties and entities entitled to receive same in connection with the Convertible Note, in the same proportions as payable by the Company in connection with the Convertible Note. This option will not be exercisable by the Subscriber unless Subscriber is able to make the same representations, warranties and undertakings as made and undertaken herein.

                           (b)Right of First Refusal.  Until the later of
December 31, 1997 or for so long as the principal and interest of the Note are outstanding, the Subscriber shall be given not less than fifteen (15) days prior written notice of any proposed sale by the Company of its common stock or other securities in offerings made pursuant to the provisions of Regulation D or Regulation S under the 1933 Act, or any other exemption from registration, whether state or federal. The Subscriber shall have the right during the fifteen
(15) days following the notice to purchase an amount of securities in the same proportion as being purchased in the aggregate offering to which this Subscription Agreement relates, of those securities proposed to be issued and sold, in accordance with the terms and conditions set forth in the notice of sale, provided that, in the case of securities offered pursuant to Regulation D, the Subscriber may purchase such securities pursuant to Regulation S if it is then not a U.S. Person, and such regulation is then available to the Company. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of ten (10) days following the notice of modification, whichever is longer, to exercise such right.

                           (c)Right of Participation.  The Subscriber shall be
given not less than thirty (30) days' prior written notice of any proposed public offering by the Company of its common stock. The Subscriber shall have the right during such thirty (30) day period to irrevocably subscribe for up to that percentage of the total number of Shares being offered by the Company in such public offering as equals the percentage obtained by dividing by the number of the Company Shares owned by the Subscriber immediately prior to such public offering together with such Common Shares issuable upon conversion of the Note, by the number of shares of the Company's outstanding common stock immediately prior to such public offering. This right of participation shall expire on December 31, 1997, with respect to any public offering by the Company that has not commenced prior to such date.

                  12.      Miscellaneous.

                           0.0.0.14.0.9.1.  Notices.  All notices or other

communications given or made hereunder shall be in writing and shall be deemed delivered the day telecopied (with copy mailed by certified or registered mail, or overnight courier) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section 14(a): (i) if to the Company, to Morris Berger, Chief Executive Officer, Multi-Media Tutorial Service, Inc., 205 Kings Highway, Brooklyn, New York 11223, telecopier number (718) 234-6930; and
(ii) if to the Subscriber, to the name, address and telecopy number set forth on the first page hereof.

                           0.0.0.14.0.9.2.  Entire Agreement; Assignment.  This
Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                           0.0.0.14.0.9.3.  Execution.  This Agreement may be
executed by facsimile transmission, followed by delivery of an executed original copy.

                           0.0.0.14.0.9.4.  Law Governing this Agreement.  This
Agreement shall be governed by and construed in accordance with the laws of the United States of America and the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties agree to submit to the jurisdiction of such courts.

                  Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.


                                    Very truly yours,

                                        MULTI-MEDIA TUTORIAL
SERVICE, INC.


                                    By:___________________________


                                    Dated: April ____, 1996

Accepted:




By:____________________________


Dated as of April ____, 1996

                                    EXHIBIT A

                                   U.S. PERSON

1.       "U.S. Person" means:

         (i)               Any natural person resident in the United States;

         (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

         (iii) Any estate of which any executor or administrator is a U.S. person;

         (iv)              Any trust of which any trustee is a U.S. person;

         (v) Any agency or branch of a foreign entity located in the United States;

         (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

         (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2. Notwithstanding paragraph 1 of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

3. Notwithstanding paragraph 1, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

         (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

         (ii)              The estate is governed by a foreign law.
4. Notwithstanding paragraph 1, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

5. Notwithstanding paragraph 1, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

6. Notwithstanding paragraph 1, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

         (i) The agency or branch operates for valid business reasons; and

         (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

7. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                CONVERTIBLE NOTE

                  THIS NOTE AND THE COMMON STOCK INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S UNDER THE ACT), UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION OR SAFE HARBOR FROM REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.

                  FOR VALUE RECEIVED, MULTI-MEDIA TUTORIAL SERVICE, INC., a Delaware corporation (hereinafter called "Borrower"), hereby promises to pay to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(the "Holder") or order, without demand, the sum of $100,000, with interest accruing at the annual rate of 10%, on December 31, 1997 (the "Maturity Date"), as such date may be extended by agreement of the parties hereto.

                  The following terms shall apply to this Note:

                                    ARTICLE I

                           DEFAULT RELATED PROVISIONS

                  1.1 Payment Grace Period. The Borrower shall have a thirty
(30) day grace period to pay any monetary amounts due under this Note, after which grace period a default interest rate of 17% per annum shall apply to the amounts owed hereunder.

                  1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect from the 41st day after the date hereof until the Note principal is paid in full.

                  1.3 Interest Rate. At the Maturity Date, accelerated or otherwise but only to the extent the Borrower is required to repay such principal then the Borrower shall pay interest at the annual rate of 10% per annum together with such principal payment.

/ /

                                   ARTICLE II

                                CONVERSION RIGHTS

                  The Holder shall have the right to convert the principal amount due under this Note into Shares of the Borrower's Common Stock as set forth below.


                  2.1. Conversion into the Borrower's Common Stock.

                  (a) The Holder shall have the right from and after the date 41 days following issuance of this Note and then at any time on or prior to the Maturity Date, as it may be extended by agreement of the parties hereto, to convert any outstanding and unpaid principal portion of this Note and accrued interest of $25,000 or greater amount (or any lesser amount representing the full remaining outstanding and unpaid principal portion and accrued interest on Note (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock of Borrower as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such stock shall hereafter be changed or reclassified (the "Common Stock") at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon the surrender of this Note, accompanied by the Holder's written request for conversion, Borrower shall issue and deliver to the Holder that number of shares of Common Stock for the portion of the Note converted and a new Note in the form hereof for the balance of the principal amount hereof, if any. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal and interest on the Note to be converted by the Conversion Price. In the event the Holder does not convert the entire principal amount of this Note before the Maturity Date, Borrower shall have the option of compelling the conversion of the Note or paying Borrower the remaining unpaid principal of the Note and interest as herein described.

                  (b) Subject to adjustment as provided in Section 2.1(e) hereof, the Conversion Price shall be $1.2656.

                  (c) Notwithstanding the foregoing sections 2.1(a) and 2.1(b) the Holder may, on or before six months after the date hereof, elect in writing the alternate conversion price as defined in Section 2.1(d) hereof ("Alternate Conversion Price"). In the event the Holder elects in writing the Alternative Conversion Price, then the Holder must convert the entire principal portion of this Note and accrued interest on or before the Maturity Date. In the event the Holder elects the Alternate Conversion Price, but does not convert the entire principal of this Note on or before the Maturity Date then the remaining unconverted principal of this Note and accrued interest shall be converted into shares of Borrower's Common Stock at the Alternate Conversion Price, at the Borrower's election, and the Maturity Date shall be the Conversion Date.

                  (d) Subject to adjustment as provided in Section 2.1(e) hereof, the Alternate Conversion Price shall be (i) seventy-five percent (75%) of the average closing bid price for the Common Stock on the NASDAQ SmallCap Market, or on any securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) trading days immediately preceding the Conversion Date (the "Average Bid Price"), provided, however, that notwithstanding anything to the contrary contained in this agreement or the Subscription Agreement, relating hereto, in no event shall the

Alternate Conversion Price be less than $.55 per share or more than $3.55 per share, subject to adjustment as provided in Section 2.1(e)A, 2.1(e)B and 2.1(e)C, below.

                  (e) The Conversion Price, Alternate Conversion Price and number and kind of shares of other securities to be issued upon conversion determined pursuant to Section 2.1(a), 2.1(b), 2.1(c) and 2.1(d), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                          A. Merger, Sale of Assets, etc. If the Borrower at any
time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note shall thereafter evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section 2.1(e) shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                          B. Reclassification, etc. If the Borrower at any time
shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                          C. Stock Splits, Combinations and Dividends. If the
shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price or Alternate Conversion Price, as the case may be, shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                          D. Share Issuance. Subject to the provisions of
Section 2.1(e), if the Borrower at any time shall issue any shares of Common Stock prior to the conversion of the entire principal amount of the Note (otherwise than as: (i) provided in Sections 2.1(e)A, 2.1(e)B or 2.1(e)C or this subparagraph D; (ii) pursuant to options, warrants, or other obligations to issue shares, outstanding on the date hereof as described in the Reports and Other Written Information, as such terms are defined in the Subscription Agreement; [(i) and (ii) above, are hereinafter referred to as the "Existing Option Obligations"] for a consideration less than the Conversion Price or Alternate Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price or Alternate Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect or Alternate Conversion Price at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Borrower upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted conversion price. Except for the Existing Option Obligations and options that may be issued under any employee incentive stock option and/or any nonqualified stock option plan adopted by the Company, for purposes of this adjustment, the issuance of any security of the Borrower carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall be deemed to constitute the issuance of the maximum number of shares of Common Stock issuable on full exercise of such conversion or purchase rights, and the consideration for such security plus any consideration payable upon exercise of its conversion or purchase right shall be deemed to have been paid to the Borrower. Upon the expiration of any such conversion or purchase right, the adjustment to the Conversion Price or Adjusted Conversion Price shall be extinguished.

                  (f) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                  (g) Anything to the contrary herein notwithstanding, in the event the Holder would not be able to convert all or part of the Note into Common Stock which would not within forty-five (45) days of the Conversion Date be fully and freely tradable without restriction or filing of a registration statement with the Securities and Exchange Commission, then Borrower shall not have the option described in Section 2.1(a) hereof to compel conversion, nor will the conversion described in Section 2.1(c) hereof take place without the consent of the Holder.

                  2.2 Method of Conversion. This Note may be converted by the Holder in whole or in part by the surrender of this Note at the principal office of the Borrower. Upon partial exercise hereof, a new Note containing the same date and provisions of this Note shall be issued by the Borrower to the Holder for the principal balance of this Note which shall not have been converted.

                                   ARTICLE III

                                EVENT OF DEFAULT

                  The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums or principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:

                  3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal or interest hereon when due and such failure continues for a period of thirty (30) days after written notice to the Borrower from the Holder.

                  3.2 Breach of Covenant. The Borrower breaches any covenant or other term or condition of this Note and such breach continues for a period of ten (10) days after written notice to the Borrower from the Holder.

                  3.3 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein, in the Subscription Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

                  3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  3.5 Judgments. Any money judgment, writ or similar process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

                  3.7 Material Adverse Event. The occurrence of a Material Adverse Event involving the Company, shall mean (i) delisting of the Common Stock from the NASDAQ SmallCap Market; (ii) a concession by the Company of a default under any obligation in a monetary amount in excess of $100,000, except for obligations due under Notes referred to in Note 4 of the Company's report on Form 10Q-SB for the quarter ended November 30, 1995 and any replacement Notes, not to exceed an aggregate $450,000 in principal amount; (iii) an SEC stop trade order or NASDAQ trading suspension, if either applies for a period of ten days or longer; (iv) the failure to deliver Company Common Stock to the Escrow Agent pursuant to Section 12 of the Subscription Agreement, between the parties hereto, executed as of this date; (v) Morris Berger ceasing to be Chief Executive Officer of the Company; and (vi) receipt by the Company of a qualified audit opinion in connection with the Company's financial statements for the year ended February 28, 1996. A twenty (20) day grace period shall apply with respect to defaults under this Section 3.7. Upon the occurrence of an Event of Default, including the occurrence of a Material Adverse Event, the Borrower will not have the option of compelling conversion of this Note into shares of the Borrower's

Common Stock, nor will the principal of the

Note and accrued interest be converted as described in Section 2.1(c) hereof without the consent of the Holder.

                                   ARTICLE IV

                                  MISCELLANEOUS

                  4.1 Failure or Indulgency Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  4.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or sent by United States mail and shall be deemed to have been given three (3) days after being deposited in the United States mail, certified, registered, with postage pre-paid and properly addressed or on receipt, if sent by fax transmission (with copy sent by certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof the address and fax number of the Borrower shall be Multi-Media Tutorial Service, Inc., 205 Kings Highway, Brooklyn, New York 11223, fax number (718) 234-6930. Both Holder and Borrower may change the address and fax number for service by service of written or fax notice to the other as herein provided. Notice of Conversion shall be deemed given when made to the Escrow Agent identified in Section 12 of the Subscription Agreement.

                  4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

                  4.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof costs of collection, including attorneys' fees.

                  4.6 Governing Law. This Note has been executed in and shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

                  IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its Chief Executive Officer on this 23rd day of April, 1996.


                                             MULTI-MEDIA TUTORIAL SERVICE, INC.

                                             By:
                                                --------------------------------